Basis of Presentation and Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2025
Basis of Presentation and Significant Accounting Policies
Basis of Presentation

Basis of Presentation - The consolidated financial statements include the accounts of the Company and its subsidiaries, which are described in Note 1. Significant inter-company balances and transactions have been eliminated upon consolidation. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

Shenyang was formed in 2002, with 70% owned and controlled by the Company, and 30% owned by Shenyang Automotive Industry Investment Corporation, “JB Investment.” The authority of Shenyang is its board of shareholders. The board of directors is comprised of seven directors, four of whom, 57%, are appointed by the Company, and three of whom, 43%, are appointed by JB Investment. As for day-to-day operating matters, approval by more than two-thirds of the members of such board of directors, 67%, is required. The chairman of such board of directors is appointed by the Company. In March 2003, the Company and Jinbei entered into an act-in-concert agreement, under which the directors appointed by Jinbei agree to act in concert with the directors appointed by the Company. As a result, the Company obtained control of Shenyang in March 2003. The general manager of Shenyang is appointed by the Company.

Jielong was formed in April 2006. 85% of Jielong was owned by the Company, and 15% of Jielong was owned by Hubei Wanlong. The authority of Jielong is its board of shareholders. The board of directors with three directors appointed by the board of shareholders. As for day-to-day operating matters, approval by at least two-thirds of the members of such board of directors is required. Both the chairman of such board of directors and the general manager of Jielong are appointed by the Company.

Chongqing Henglong was formed in 2012, with 70% owned by the Company and 30% owned by SAIC-IVECO. The authority of the Chongqing Henglong is its board of shareholders. The board of directors is comprised of five directors, three of whom, 60%, are appointed by the Company, and two of whom, 40%, are appointed by SAIC-IVECO. As for day-to-day operating matters, approval by at least two-thirds of the members of such board of shareholders is required. In February 2012, the Company and SAIC-IVECO entered into an “Act in Concert” agreement. According to the agreement, the directors appointed by SAIC-IVECO agreed to execute the “Act in Concert” agreement with the directors designated by the Company, resulting in the Company having voting control of Chongqing Henglong. The chairman of such board of directors and the general manager of Chongqing Henglong are both appointed by the Company.

Brazil Henglong was formed in 2012, with 80% owned by the Company and 20% owned by Mr. Ozias Gaia Da Silva and Mr. Ademir Dal’ Evedove. In May 2017, the Company obtained an additional 15.84% equity interest in Brazil Henglong for nil consideration. In October 2024, Brazil Henglong changed its Articles. Under the new Articles, the Company’s equity interest in Brazil Henglong was changed to 94.19% from 95.84%. The Company retained its controlling interest in Brazil Henglong and the acquisition of the non-controlling interest was accounted for as an equity transaction. After the acquisition, the Company owns 94.19% of Brazil Henglong’s shares. The authority of Brazil Henglong is its board of shareholders. In making operational decision, approval by voting rights representing at least 2/3 of the capital is required and 94.19% of voting rights were owned by the Company. The chairman of such board of directors is appointed by the Company. The general manager is Mr. Ozias Gaia Da Silva.

Wuhan Chuguanjie was formed in 2014, with 85% owned by the Company and 15% owned by Hubei Wanlong. The authority of Wuhan Chuguanjie is its board of shareholders. The board of directors is comprised of three directors, two of whom, 67%, are appointed by the Company, and one of whom, 33%, is appointed by Hubei Wanlong. As for day-to-day operating matters, approval by at least two-thirds of the members of such board of directors is required. Both of the chairman of such board of directors and the general manager of Chuguanjie are appointed by the Company.

Henglong KYB was formed in 2018, with 66.60% owned by the Company and 33.40% owned by KYB. In March 2024, KYB obtained an additional 6.6% equity interest in Henglong KYB for total consideration of RMB 110.0 million, equivalent to approximately $15.5 million. After that, the Company owns 60% of Henglong KYB’s shares. The highest authority of Henglong KYB is its board of directors, which is comprised of five directors, three of whom are appointed by the Company, and two of whom are appointed by KYB. As for day-to-day operating matters, approval by at least three-fifths of the members of such board of directors is required. The chairman of such board of directors is appointed by the Company and the general manager is appointed by KYB.

Wuhan Hyoseong was formed in 2019, with 51% owned by the Company and 49% owned by Hyoseong. The highest authority of Wuhan Hyoseong is its board of directors, which is comprised of five directors, three of whom are appointed by the Company, and two of whom are appointed by Hyoseong. As for day-to-day operating matters, approval by at least three-fifths of the members of such board of directors is required. The chairman of such board of directors is appointed by the Company and the vice chairman is appointed by Wuhan Hyoseong.

Wuhu Hongrun was formed in 2019, with 62% owned by the Company and 38% owned by the other two parties. The authority of Wuhu Hongrun is its board of shareholders, which is comprised of all shareholders. The board of directors comprised of five directors, which are elected by the general meeting of shareholders. As for day-to-day operating matters, approval by a half of the members of such board of shareholders is required. The chairman is elected by the board of directors and the general management is appointed by the board of directors.

Use of Estimates

Use of Estimates - The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. The Company is of the opinion that the significant estimates related to valuation of long term assets and investment, the realizable value of accounts receivable and inventories, the accrual of warranty obligations and the recoverability of deferred tax assets. Actual results could differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents - Cash and cash equivalents include all highly-liquid investments with an original maturity of three months or less at the date of purchase.
Pledged Cash

Pledged Cash - Pledged as collateral for the Company’s notes payable and restricted to use. The Company regularly pays some of its suppliers by bank notes. The Company has to deposit a cash deposit, equivalent to 30%-100% of the face value of the relevant bank note, in order to obtain the bank note.

Short-term Investments

Short-term Investments - Short-term investments are comprised of time deposits with original terms of three months to one year and wealth management financial products maturing within one year. The carrying values of time deposits approximate fair value because of their short-term maturities. The interest earned is recognized in the consolidated statements of income or loss over the contractual term of the deposits. The wealth management financial products are measured at fair value and classified as Level 3 within the fair value measurement hierarchy. Changes in the fair value are reflected in other income in the consolidated statements of income or loss.

Current Expected Credit Losses

Current Expected Credit Losses - The company adopted ASU No. 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” (“ASC Topic 326”) and other related ASUs. The Company’s accounts and notes receivable, advance payments and other receivables are within the scope of ASC Topic 326. The Company has identified the relevant risk characteristics of its customers and the related receivables, and other receivables which include type of the products the Company provides, nature of the customers or a combination of these characteristics. Receivables with similar risk characteristics have been grouped into pools. For each pool, the Company considers the historical credit loss experience, current economic conditions, supportable forecasts of future economic conditions, and any recoveries in assessing the lifetime expected credit losses. Other key factors that influence the expected credit loss analysis include customer demographics, payment terms offered in the normal course of business to customers, and industry-specific factors that could impact the Company’s receivables. Additionally, external data and macroeconomic factors are also considered.

For the years ended December 31, 2025, 2024 and 2023, the Company reversed $0.7 million, $1.0 million and recorded $1.1 million expected credit loss expense in general and administrative expenses, respectively. As of December 31, 2025, the expected credit loss provision for the current and non-current assets were $8.9 million and nil, respectively.

Inventories

Inventories - Inventories are stated at the lower of cost and net realizable value. Cost is calculated on the moving-average basis and includes all costs to acquire and other costs to bring the inventories to their present location and condition. The Company evaluates the net realizable value of its inventories on a regular basis and records a provision for loss to reduce the computed moving-average cost if it exceeds the net realizable value.

Advance Payments

Advance Payments - These amounts represent advances to acquire various assets to be utilized in the future in the Company’s normal business operations, such as machine equipment, raw materials and technology. Such amounts are paid according to their respective contract terms. Advance payment for machinery and equipment is classified as advance payment for property, plant and equipment in the consolidated balance sheet and advance payment of raw materials and technology are classified as advance payments and others in the consolidated balance sheet.

Property, Plant and Equipment

Property, Plant and Equipment - Property, plant and equipment are stated at cost. Major renewals and improvements are capitalized; minor replacements and maintenance and repairs are charged to operations. Depreciation is calculated on the straight-line method over the estimated useful lives of the respective assets as follows:

Category	Estimated Useful Life (Years)
Buildings	20-25
Machinery and equipment	5-15
Electronic equipment	3-5
Motor vehicles	8

Land use rights

Land use rights  - Land use rights represent acquisition costs to purchase land use rights from the PRC government, which are evidenced by property certificates. The periods of these purchased land use rights are either 45 years or 50 years. The Company classifies land use rights as long-term assets on the balance sheet and cash outflows related to acquisition of land use rights as investing activities.

Land use rights are carried at cost less accumulated amortization and impairment losses, if any. Amortization is computed using the straight-line method over the term specified in the land use right certificate for 45 years or 50 years, as applicable. Amortization expenses of land use rights were $0.3 million, $0.3 million and $0.3 million for the years ended December 31, 2025, 2024 and 2023, respectively.

As of December 31, 2025 and 2024, the Company had pledged land use rights with a net book value of approximately $4.1 million and $4.2 million, respectively, as security for its comprehensive credit facilities with banks in China.

Construction in Progress - Construction in progress, which represents buildings under construction and plant and equipment pending installation, are stated at cost. Cost includes construction and acquisitions, and interest charges arising from borrowings used to finance assets during the period of construction or installation and testing. No provision for depreciation is made on assets under construction until such time as the relevant assets are completed and ready for their intended commercial use.

Gains or losses on disposal of property, plant and equipment are determined as the difference between the net disposal proceeds and the carrying amount of the relevant asset, and are recognized in the consolidated statements of income or loss on the date of disposal.

Interest Costs Capitalized

Interest Costs Capitalized - Interest costs incurred in connection with borrowings for the acquisition, construction or installation of property, plant and equipment are capitalized and depreciated as part of the asset’s total cost when the respective asset is placed into service. Interest costs capitalized for the years ended December 31, 2025, 2024, and 2023, were nil, nil and $0.3 million, respectively.

Intangible Assets

Intangible Assets - Intangible assets, representing patents and technical know-how acquired, are stated at cost less accumulated amortization and impairment losses. Amortization is calculated on the straight-line method over the estimated useful life of 2 to 15 years.

Long-Lived Assets

Long-Lived Assets - The Company has adopted the provisions of ASC Topic 360, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Property, plant and equipment and definite life intangible assets are reviewed periodically for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If required, an impairment loss is recognized as the difference between the carrying value and the fair value of the assets.

In assessing long-lived assets for impairment, management considered the Company’s product line portfolio, customers and related commercial agreements, and other factors in grouping assets and liabilities at the lowest level for which identifiable cash flows are largely independent. The Company considers projected future undiscounted cash flows, trends and other factors in its assessment of whether impairment conditions exist. Whilst the Company believes that its estimates of future cash flows are reasonable, different assumptions regarding such factors as future automotive production volumes, customer pricing, economics and productivity and cost saving initiatives, could significantly affect its estimates. In determining fair value of long-lived assets, management uses appraisals, management estimates or discounted cash flow calculations.

Long-term Investments

Long-term Investments - The Company’s long-term investments include investments in corporations and investments in limited partnerships. Investments in corporations which the Company has the ability to exert significant influence are accounted for using the equity method. For equity investments in corporations where the Company has no significant influence and for which fair value is not readily determinable, the Company applies the measurement alternative by measuring the investment at cost, adjusted for impairment and observable price changes in orderly transactions. Investments in limited partnerships which the Company has more than virtually no influence are also accounted for using the equity method.

The Company adjusts the carrying amount of equity method investments for its share of the income or losses of the investees and reports the recognized income or losses in the consolidated statements of comprehensive income or loss. The Company’s share of the income or losses of an investee is based on the shares of the investees held by the Company.

The limited partnerships mainly engage in equity investments. The income or losses of the limited partnerships were primarily attributable to changes in the estimated fair value of the underlying investments held by these limited partnerships. The fair value of the underlying investments was determined using valuation techniques based on market approach with inputs, which required significant judgment.

The Company continually reviews its investment to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Company considers in its determination are the length of time that the fair value of the investment is below the Company’s carrying value and the financial condition, operating performance and near-term prospects of the investee. In addition, the Company considers the reason for the decline in fair value, including market conditions, industry-specific or investee-specific reasons, changes in valuation subsequent to the balance sheet date and the Company’s intent and ability to hold the investment for a period of time sufficient to allow for a recovery in fair value. If the decline in fair value is deemed to be other than temporary, the carrying value of the security is written down to fair value.

Revenue Recognition

Revenue Recognition - The Company has adopted ASC Topic 606 “Revenue from Contracts with Customers”. Products sales to customers are made pursuant to master agreements entered into between the Company and its customers that provide for transfer of both title and risk of loss upon the Company’s delivery to the location specified in the contracts. The Company’s sales arrangements generally do not contain variable considerations and are short-term in nature. A period of credit term is granted to the customers after the delivery and before making payment. The Company recognizes revenue at a point in time based on management’s evaluation of when the customer obtains control of the products. Revenue is recognized when all performance obligations under the terms of a contract with the customer are satisfied and control of the product has been transferred to the customer. Sales of goods do not include multiple product and/or service elements.

Revenue is measured as the amount of consideration management expects the Company to receive in exchange for transferring goods pursuant to the contracts. Value-added tax that the Company collects concurrently with revenue-producing activities is excluded from revenue. Incidental contract costs that are not material in the context of the delivery of goods and services are recognized as expense.

At the time revenue is recognized, allowances are recorded, with the related reduction to revenue, for estimated price discounts based upon historical experience and related terms of customer arrangements. Where the Company has offered product warranties, the Company also establishes liabilities for estimated warranty costs based upon historical experience and specific warranty provisions. Warranty liabilities are adjusted when experience indicates the expected outcome will differ from initial estimates of the liability.

The Company accounts for shipping and handling fees as a fulfillment cost since control of the products is usually transferred to the customer after the delivery.

Revenue Disaggregation

Revenue disaggregation under the segment reporting standard is measured on the same basis as under the revenue standard. Management has concluded that the disaggregation level is the same under both the revenue standard and the segment reporting standard, and does not repeat the disaggregation of revenue under both standards.

Pre-Production Costs Related to Long-Term Supply Arrangements

In a typical arrangement with the customer, purchase orders are issued for pre-production activities which consist of engineering, design and development, tooling and prototypes for the manufacture and delivery of component parts. The Company has assessed and concluded that these activities are not in the scope of ASC 606, “Revenue from Contracts with Customers”. Therefore, any related payments or reimbursements would not be presented as revenue from contracts with customers.

In accordance with ASC 340-10-25, Deferred costs and other assets, engineering, research and development, and other design and development costs related to products that will be sold under long-term supply arrangements requires such costs to be expensed as incurred or capitalized if reimbursement from the customer is contractually guaranteed. Costs for molds, dies and other tools used to make new products that will be sold under long-term supply arrangements without legal title or noncancelable use right are expensed as incurred or capitalized if reimbursement from the customer is contractually guaranteed.

Customer Deposits

As of December 31, 2025 and 2024, the Company had customer deposits of $5.5 million and $4.4 million, respectively, of which $3.4 million and $2.9 million, respectively, were related to deposits received from customers under pre-production cost reimbursement arrangements.

Practical Expedient and Exemptions

The Company does not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less.

The Company does not adjust the promised amount of consideration for the effects of a significant financing component since the Company expects, at contract inception, that the period between when the Company transfers promised goods to the customers and when the customers pay for the goods will be less than one year.

Government Subsidies

Government Subsidies - The Company’s PRC based subsidiaries received government subsidies according to related policy from local government. For the subsidies for which the Chinese government has specified their purpose, such as product development and renewal of production facilities, the Company recorded specific purpose subsidies as advances payable when received. Upon government acceptance of the related project development or assets acquisition, the specific purpose subsidies are recognized to reduce related R&D expenses or cost of acquired assets. The Company recognized the subsidies that do not have specific purpose as other income upon receipt.

Sales Taxes

Sales Taxes - The Company is subject to value added tax, “VAT.” The applicable VAT tax rate is 13% for products sold in the PRC. Products exported overseas are exempted from VAT. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold less VAT paid on purchases made with the relevant supporting invoices. VAT is collected from customers by the Company on behalf of the PRC tax authorities and is therefore not charged to the consolidated statements of income or loss.

Uncertain Tax Positions

Uncertain Tax Positions - In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement. As of December 31, 2025 and 2024, the Company has no uncertain tax positions.

Product Warranties

Product Warranties - The Company provides for the estimated cost of product warranties when the products are sold. Such estimates of product warranties were based on, among other things, historical experience, product changes, material expenses, service and transportation expenses arising from the manufactured product. Estimates will be adjusted on the basis of actual claims and circumstances.

For the years ended December 31, 2025, 2024 and 2023, the warranties activities were as follows (figures are in thousands of USD):

	Year Ended December 31,
	2025	2024	2023
Balance at the beginning of year	$35,337	$30,440	$32,435
Additions during the year	23,484	17,416	11,309
Settlement within the year	(10,336)	(12,011)	(12,676)
Foreign currency translation gain/(loss)	766	(508)	(628)
Balance at end of year	$49,251	$35,337	$30,440

Pension

Pension - Most of the operations and employees of the Company are located in China. The Company records pension costs and various employment benefits in accordance with the relevant Chinese social security laws, which is approximately at a total of 34%, 35% and 35% of base salary for the years ended December 31, 2025, 2024 and 2023, respectively. Base salary levels are the average salary determined by the local governments. For employees in overseas countries, mainly U.S. and Brazil, the Company records pension costs and various employment benefits in accordance with the relevant overseas social security regulations, which is approximately at a total of 21%, 26% and 26% of base salary for the years ended December 31, 2025, 2024 and 2023, respectively.

Concentration of Credit Risk

Concentration of Credit Risk - Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of trade accounts receivable.

In 2025, the Company’s five largest customers accounted for 55.3% of the Company’s consolidated sales, with two customers accounting for more than 10% of consolidated sales (i.e., 21.6% and 16.2% of consolidated sales, which comprised a total of $286.7 million in sales included in the Hubei Henglong, Henglong and Brazil Henglong segment (Note 26)).

In 2024, the Company’s five largest customers accounted for 56.9% of the Company’s consolidated sales, with two customers accounting for more than 10% of consolidated sales (i.e., 20.3% and 18.2% of consolidated sales, which comprised a total of $250.3 million in sales included in the Hubei Henglong and Henglong segment (Note 26)).

In 2023, the Company’s five largest customers accounted for 40.4% of the Company’s consolidated sales, with one customer accounting for more than 10% of consolidated sales (i.e., 17.2% of consolidated sales, which comprised a total of $99.0 million in sales included in the Hubei Henglong segment (Note 26)).

As of December 31, 2025 and 2024, approximately 36.5% and 44.7% of accounts receivable were from trade transactions with the aforementioned customer (accounting for more than 10% of consolidated sales).

The Company performs ongoing credit evaluations with respect to the financial condition of its debtors, but does not require collateral. It records a provision for doubtful accounts to cover probable credit losses. Management reviews and adjusts this allowance periodically based on historical experience, current economic conditions, supportable forecasts of future economic conditions and other factors for evaluation of the collectability of outstanding accounts receivable.

Income Taxes

Income Taxes - Current income taxes are provided on the basis of net income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for income tax purposes, in accordance with the regulations of the relevant tax jurisdictions. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences, which is attributable to operating loss and tax credit carryforwards and for differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, by applying enacted statutory rates applicable to future years. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of, the deferred tax assets will not be realized. The valuation allowance is based on management’s estimates of future taxable profits and application of relevant income tax law. The Company applies ASC 740, “Income Taxes”, which clarifies the accounting for uncertainty in income taxes recognized in the Company’s consolidated financial statements and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures.

If the amount of the Company’s taxable income or income tax liability is a determinant of the amount of a grant, the grant is treated as a reduction of the income tax provision in the year the grant is realized.

Gain on other sales - Gain on other sales mainly consists of rental income, gain on disposal of intangible assets and property, plant and equipment and technical services revenue.

Research and Development Costs	Research and Development Costs - Research and development costs are expensed as incurred.
Advertising, Shipping and Handling Costs

Advertising, Shipping and Handling Costs - Advertising, shipping and handling costs are expensed as incurred and recorded in selling expenses. Shipping and handling costs relating to sales of $6.1 million, $6.1 million and $5.7 million were included in selling expenses for the years ended December 31, 2025, 2024 and 2023, respectively.

Leases

Leases - The Company adopted ASU 2016-02, Leases, and other related ASUs (collectively, “ASC 842”). The Company determines if an arrangement is a lease upon inception. A contract is or contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. The right to control the use of an asset includes the right to obtain substantially all of the economic benefits of the underlying asset and the right to direct how and for what purpose the asset is used. The Company’s major plants and buildings are self-owned and limited temporary small offices were rented. For leases with a term of 12 months or less, the Company makes an accounting policy election by class of underlying asset not to recognize lease assets and lease liabilities. The Company recognizes lease expenses for such leases on a straight-line basis over the lease term. Operating lease assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. The discount rate used to calculate present value is the Company’s incremental borrowing rate or, if available, the rate implicit in the lease. The Company determines the incremental borrowing rate for each lease based primarily on the lease term and the economic environment of the applicable country or region. The Company did not have operating and finance lease arrangements as of December 31, 2025.

Income Per Share

Income Per Share - Basic income per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period using the two-class method. Under the two-class method, net income is allocated between ordinary shares and other participating securities, including convertible note holders, if any, based on their participating rights. Diluted income per share is calculated by dividing net income attributable to ordinary shareholders, as adjusted for the effects on income of participating securities as if they were dilutive ordinary shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of ordinary shares issuable upon the conversion of the convertible notes using the if-converted method, and shares issuable upon the exercise of stock options and warrants for the purchase of ordinary shares using the treasury stock method. Ordinary equivalent shares are not included in the denominator of the diluted earnings per share calculation when inclusion of such shares would be antidilutive.

Comprehensive Income

Comprehensive Income - ASC Topic 220 establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements. ASC Topic 220 defines comprehensive income to include all changes in equity except those resulting from investments by owners and distributions to owners, including adjustments to minimum pension liabilities, accumulated foreign currency translation, and unrealized gains or losses on marketable securities.

Fair Value Measurements

Fair Value Measurements - For purposes of fair value measurements, the Company applies the applicable provisions of ASC 820 “Fair Value Measurements and Disclosures.” Accordingly, fair value for the Company’s financial accounting and reporting purposes represents the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the designated measurement date. With an objective to increase consistency and comparability in fair value measurements and related disclosures, the Financial Accounting Standard Board established the fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

Level 1 Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value and shall be used to measure fair value whenever available. As at December 31, 2025 and 2024, the Company did not have any fair value assets and liabilities classified as Level 1.

Level 2 Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability. As at December 31, 2025 and 2024, the Company did not have any fair value assets and liabilities classified as Level 2.

Level 3 Inputs are unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. However, the fair value measurement objective remains the same, that is, an exit price from the perspective of a market participant that holds the asset or owes the liability. Therefore, unobservable inputs shall reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). As at December 31, 2025 and 2024, wealth management financial products with amounts of $1.1 million and $2.1 million, respectively, were classified as Level 3.

The Company’s financial instruments consist principally of cash and cash equivalents, pledged cash, time deposits, accounts and notes receivable, accounts and notes payable, advance payment or payable, other receivable or payable, accrued expenses and bank loans. As of December 31, 2025 and 2024, the respective carrying values of all financial instruments approximated fair value because any changes in fair value, after considering the discount rate, are immaterial.

Segment Reporting

Segment Reporting - Based on the criteria established by ASC 280 “Segment Reporting,” the Company currently operates and manages its business by product sectors and each of them is a reportable segment. The Company’s chief operating decision-maker, “CODM”, is the chief executive officer. The CODM reviews operating results to make decisions about allocating resources for the Company and assessing performance of its segments. Since most of the revenue generated of the Company and assets held by the Company are in PRC while others are generated and held in other countries, information by geographic region is also presented.

Stock-Based Compensation

Stock-Based Compensation - The Company may issue stock options to employees and stock options or warrants to non-employees in non-capital raising transactions for services and for financing costs. The Company has adopted ASC Topic 718, “Accounting for Stock-Based Compensation,” which establishes a fair value based method of accounting for stock-based compensation plans. In accordance with ASC Topic 718, the cost of stock options and warrants issued to employees and non-employees is measured on the grant date based on the fair value. The fair value is determined using the Black-Scholes option pricing model. The resulting amount is charged to expense on the straight-line basis over the period in which the Company expects to receive the benefit, which is generally the vesting period.

Foreign Currencies

Foreign Currencies - China Automotive, the parent company, and HLUSA maintain their books and records in United States Dollars, “USD,” which is their functional currency. The Company’s subsidiaries based in the PRC and Genesis maintain their books and records in Renminbi, “RMB,” which is their functional currency. The Company’s subsidiaries based in Brazil, Italy and Mexico maintain their books and records in Brazilian reais (BRL), Euro (EUR) and Mexican Peso (MXN), which are their functional currencies, respectively. In accordance with ASC Topic 830, “FASB Accounting Standards Codification”, foreign currency transactions denominated in currencies other than the functional currency are remeasured into the functional currency at the rate of exchange prevailing at the balance sheet date for monetary items. Nonmonetary items are remeasured at historical rates. Income and expenses are remeasured at the rate in effect on the transaction dates. Transaction gains and losses, if any, are included in the determination of net income for the period.

In translating the financial statements of the Company’s subsidiaries in China, Brazil, Italy and Mexico, as well as Genesis, from their functional currency into the Company’s reporting currency of United States dollars, balance sheet accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using an average exchange rate prevailing during the reporting period. Adjustments resulting from the translation, if any, are included in cumulative other comprehensive income/(loss) in shareholders’ equity.

Certain Relationships and Related Transactions

Certain Relationships and Related Transactions

The following are related parties of the Company. The Company or the major shareholders of the Company directly or indirectly have interests in these related parties:

●	Wiselink Holding Limited, “Wiselink”
●	Xiamen Joylon Co., Ltd., “Xiamen Joylon”
●	Shanghai Tianxiang Automotive Parts Co., Ltd., “Shanghai Tianxiang”
●	Jiangling Tongchuang Machining Co., Ltd., “Jiangling Tongchuang”
●	Shanghai Hongxi Investment Inc, “Hongxi”
●	Hubei Wiselink Equipment Manufacturing Co., Ltd., “Hubei Wiselink”
●	Jingzhou Derun Agricultural S&T Development Co., Ltd., “Jingzhou Derun”
●	Jingzhou Tongying Alloys Materials Co., Ltd., “Jingzhou Tongying”
●	Wuhan Dida Information S&T Development Co., Ltd., “Wuhan Dida”
●	Hubei Wanlong Investment Co., Ltd., “Hubei Wanlong”
●	Jingzhou Yude Machining Co., Ltd., “Jingzhou Yude”
●	Honghu Changrun Automotive Parts Co., Ltd., “Honghu Changrun”
●	Jingzhou Henglong Real Estate Co., Ltd., “Henglong Real Estate”
●	Xiamen Joylon Automotive Parts Co., Ltd., “Xiamen Automotive Parts”
●	Jingzhou Jiulong Material Co., Ltd., “Jiulong Material”
●	Wuhan Tongkai Automobile Motor Co., Ltd., “Wuhan Tongkai”
●	Jingzhou Natural Astaxanthin Inc, “Jingzhou Astaxanthin”
●	Hubei Asta Biotech Inc., “Hubei Asta”
●	Shanghai Yifu Automotive Electronics Technology Co., Ltd., “Shanghai Yifu”
●	Suzhou Qingyan Venture Capital Fund L.P., “Suzhou Qingyan”
●	Chongqing Qingyan Venture Capital Fund L.P., “Chongqing Qingyan”
●	Hubei Hongrun Intelligent System Co.,Ltd., “Hubei Hongrun”
●	Jingzhou WiseDawn Electric Car Co., Ltd., “Jingzhou WiseDawn”
●	Hubei Tongrun Automotive Parts Industry Development Co., Ltd., “Hubei Tongrun”
●	Hubei Qingyan Venture Capital Fund L.P, “Hubei Qingyan”
●	Hubei Henglongtianyu Pipe system Co.,Ltd., “Henglong Tianyu”
●	Wuhan Ewinlink Intelligent System Co., Ltd., “Ewinlink”
●	Hubei HLTW Automotive Lightweight Co., Ltd., “Hubei HLTW”
●	Hubei Jinlv New Energy Battery Technology Co., Ltd., “Hubei Jinlv”
●	Hubei Yiling Intelligent Technology Co., Ltd., “Hubei Yiling”
●	Sentient AB
●	Suzhou Sentient Automotive Technology Co., Ltd., “Suzhou Sentient”
●	Suzhou Qingshan Zhiyuan Venture Capital Fund L.P., “Suzhou Qingshan”
●	Suzhou Mingzhi Intelligent Manufacturing Industry Investment Fund L.P., “Suzhou Mingzhi”
●	Jingzhou Henglong Real Estate Co., Ltd. Jingkai Branch, “Henglong Real Estate Jingkai Branch”
●	Jingzhou Jinyu Hotel Management Co., Ltd., “Jinyu Hotel”
●	Jiangsu Intelligent Connected Vehicle Innovation Center Co., Ltd. “Jiangsu Intelligent”

Principal policies of the Company in connection with transactions with related parties are as follows:

Products Sold to Related Parties

Products Sold to Related Parties - The Company sold products to related parties at fair market prices and granted them credit of three to four months. These transactions were consummated under similar terms as the Company’s other customers.

Materials Purchased from Related Parties

Materials Purchased from Related Parties - The Company purchased materials from related parties at fair market prices, and also received from them credit of three to four months. These transactions were consummated under similar terms as the Company’s other suppliers’.

Equipment and Production Technology Purchased from Related Parties

Equipment and Production Technology Purchased from Related Parties - The Company purchased equipment and production technology from related parties at fair market prices, or reasonable cost-plus pricing if fair market prices are not available. The Company sometimes was required to pay in advance based on the purchase agreement, because equipment manufacturing and technology development normally requires a long period. These transactions are consummated under similar terms as the Company’s other suppliers’.

Short-term Loans Extended to Related Parties

Short-term Loans Extended to Related Parties - The Company provides short-term loans to related parties and assists the borrowing entities in addressing certain cash flow needs. In general, the Company charges interest by referencing to the prevailing borrowing interest rates published by PBOC.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

Recently Adopted Accounting Standards

In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Improvements to Income Tax Disclosures (Topic 740). The ASU requires disaggregated information about a reporting entity’s effective tax rate reconciliation as well as additional information on income taxes paid. The ASU became effective on a prospective basis for annual periods beginning after December 15, 2024. Early adoption is permitted. The Company adopted this ASU in its annual consolidated financial statements for the year beginning January 1, 2025. The adoption of this ASU did not have any material impact on the Company’s annual consolidated financial statements.

Accounting Standards Not Yet Adopted

In November 2024, the FASB issued ASU No. 2024-03, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. It requires entities to disclose, in the notes to financial statements, specified information related to certain costs and expenses disaggregated by type. The standard improves transparency by providing more detailed information about the components of costs and expenses that would enable investors to better understand the major components of an entity’s income statement by referencing specific disclosures in the notes to financial statements. This guidance is effective for annual reporting periods beginning after December 15, 2026. The Company is currently evaluating the impact of this new standard on its consolidated financial statements.

In July 2025, the FASB issued ASU 2025-05, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets (“ASU 2025-05”), which provide (1) all entities with a practical expedient and (2) entities other than public business entities with an accounting policy election when estimating expected credit losses for current accounts receivable and current contract assets arising from transactions accounted for under Topic 606. An entity can elect a practical expedient to assume that the current conditions as of the balance sheet date will remain unchanged for the remaining life of the assets when estimating expected credit losses. ASU 2025-05 is effective for fiscal years beginning after December 15, 2025, and interim reporting periods within those fiscal years. Early adoption is permitted. This ASU should be applied prospectively. The Company is currently evaluating the impact of this new standard on its consolidated financial statements.

In December 2025, the FASB issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities (“ASU 2025-10”), to improve generally accepted accounting principles by establishing authoritative guidance on the accounting for government grants received by business entities. The amendments establish the accounting for a government grant received by a business entity, including guidance for (1) a grant related to an asset and (2) a grant related to income. The guidance is effective for fiscal years beginning after December 15, 2028, with early adoption permitted, and it can be applied using one of the following approaches: (1) a modified prospective approach; (2) a modified retrospective approach and (3) a retrospective approach to all government grants. The Company is currently evaluating the impact of this new standard on its consolidated financial statements.